UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 2, 2023

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2170 Buckthorne Place, Suite 420

The Woodlands, Texas 77380

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On November 2, 2023, the Board of Directors (the “Board”) of Gulf Island Fabrication, Inc. (the “Company”) amended and restated the Company’s By-laws (as amended and restated, the “By-laws”), effective immediately, to modify the advance notice provisions for shareholder proposals and nominations to, among other things, address Rule 14a-19 and to make other ministerial, clarifying and conforming changes (principally in Sections 1.1, 2.8, 2.9, 3.1, 3.3, 4.1 and 5.2).

The following notable changes were made to the By-laws:

•
updates to the procedural requirements for director nominations made by stockholders to address Rule 14a-19 promulgated under the Securities Exchange Act of 1934, as amended, including requiring stockholders to comply therewith (Article II, Section 2.9);
•
clarifies that if the shareholder proponent does not show up to present their proposal or nominee or if it is determined that a director nomination pursuant to Rule 14a-19 is defective, any votes for such proposal shall be disregarded (Article II, Sections 2.3(e), 2.9(a) and 2.9(b));
•
requires that any shareholder directly or indirectly soliciting proxies from other shareholders use a proxy card color other than white (Article II, Section 2.8); and
•
requires that the shareholder making the director nomination(s), pursuant to Rule 14a-19, provide a representation regarding whether such shareholder intends to solicit the holders of shares of the Company’s common stock representing at least 67% of the voting power of the shares entitled to vote on the election of directors (as required by Rule 14a-19), update and supplement the notice provided and provide reasonable evidence of compliance with Rule 14a-19 upon request (Article II, Section 2.9).

The foregoing description of the By-laws is not complete and is subject to, and qualified in its entirety by reference to, the full text of the By-laws, which are attached hereto as Exhibit 3.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated By-laws of Gulf Island Fabrication, Inc. dated November 2, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)
Dated:	November 6, 2023